             As filed with the Securities and Exchange Commission on
                                January 26, 2000.


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JANUARY 24, 2000



                             ECO SOIL SYSTEMS, INC.
             (Exact name of registrant as specified in its charter)




    NEBRASKA                     0-21975                47-0709577
 (State or other               (Commission           (I.R.S. Employer
  jurisdiction                File Number)          Identification No.)
of incorporation)




                  10740 THORNMINT ROAD, SAN DIEGO, CALIFORNIA
                 92127 (Address of principal executive offices,
                               including zip code)



       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (858) 675-1660





                                   Page 1 of 6
                             Exhibit Index on Page 6


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         This Current Report on Form 8-K is filed by Eco Soil Systems, Inc., a Nebraska corporation (the "Company"), in connection with the matters described herein.

ITEM 5.  OTHER EVENTS.

         On January 24, 2000, the Company issued $4.5 million of principal amount of Senior Secured Convertible Debentures (the "Debentures") and warrants (the "Warrants") to purchase 356,436 shares of the Company's common stock, $.005 par value per share (the "Common Stock"), pursuant to a Convertible Debentures and Warrants Purchase Agreement, dated as of January 17, 2000 (the "Purchase Agreement"), by and among the Company, the Company's subsidiaries, Agricultural Supply, Inc., Turf Partners, Inc., Sistemas Y Equipos Agricolas, S.A. de C.V. and Agricultural Supply de Mexico, S.A. de C.V., and the investors signatory thereto (the "Investors"). The Debentures are due January 24, 2001 and bear interest at a rate of 7% per annum, which is due quarterly beginning March 31, 2000, and is payable in cash or Common Stock at the Company's option. The Debentures are secured by all of the Company's and certain of its subsidiaries' tangible and intangible assets, which security interest is subject to the prior liens of the Company's and its subsidiaries' existing secured lenders.

         The holder of each Debenture is entitled, at its option, to convert at any time the principal amount of the Debenture or any portion thereof, together with accrued but unpaid interest, into shares of the Company's Common Stock at a conversion price equal to the lowest of (a) $3.00 (adjusted for subsequent stock splits and the like) or (b) 90% of the three lowest closing bid prices on the principal market during the fifteen consecutive trading days ending with the last trading day prior to the date of conversion. In no event shall the conversion price be less than $1.89384, subject to adjustment for any subsequent stock split or the like. The Company may redeem the Debentures upon at least seven business days notice to the Investors.

         The Warrants are exercisable until January 24, 2005. The Warrants have an initial exercise price of $4.488 per share (the "Initial Exercise Price"); however, the Initial Exercise Price is subject to adjustment on the 180th day after the date the Warrants were issued if the five day average of the closing bid prices of the Company's Common Stock calculated on such date is lower than the Initial Exercise Price.

         The Company has agreed to prepare and file a registration statement covering the resale of the shares of Common Stock issuable upon the conversion of the Debentures and upon the exercise of the Warrants with the Securities and Exchange Commission in accordance with the terms and conditions of the Registration Rights Agreement, dated as of January 17, 2000, by and among the Company and the investors party thereto.

         The Company intends to use the proceeds of the financing for working capital purposes.

         The foregoing summary of the terms of the Purchase Agreement, the Debentures, the Warrants and the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4 and incorporated herein by reference.

         On January 26, 2000, the Company issued a press release announcing the financing described above. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         In connection with the issuance of the Debentures, the Company entered into Amendment No. 5 of the Note and Warrant Purchase Agreement, dated as of August 25, 1998, as amended, by and among the Company, Albion Alliance Mezzanine Fund, L.P. and Paribas Capital Funding LLC (the "Purchasers"). Amendment No. 5 contains the Purchaser's consent to the issuance of the Debentures and the creation of the security interest described above. The Company issued an aggregate of 200,000 shares of Common Stock to the Purchasers as consideration for their entering into Amendment No. 5.

         The Company previously amended the Note and Warrant Purchase Agreement to amend various financial covenants and eliminate prepayment penalties. Such amendments are reflected in Amendment No. 4. The Company issued an aggregate of 402,208 shares of Common Stock and amended warrants held by the Purchasers to increase the number of shares issuable upon the exercise of such warrants by an aggregate of 399,961 shares as consideration for the Purchasers entering into Amendment No. 4.

         The foregoing summary of the amendments to the Note and Warrant Purchase Agreement and the amended warrants does not purport to be complete and is qualified in its entirety by reference to the full text of such amendments and amended warrants, copies of which are attached hereto as Exhibits 10.6, 10.7, 10.8, 10.9 and 10.10 and incorporated herein by reference.

     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS

     (c)  EXHIBITS.

    10.1  Convertible Debentures and Warrant Purchase Agreement, dated as of
          January 17, 2000, by and among Eco Soil Systems, Inc., Agricultural
          Supply, Inc., Turf Partners, Inc., Sistemas Y Equipos Agricolas, S.A.
          de C.V., Agricultural Supply de Mexico, S.A. de C.V. and the investors signatory thereto.

    10.2  7% Senior Secured Convertible Debentures, dated as of January
          24, 2000, in favor of the investors listed on Schedule 1 attached thereto.

    10.3 Stock Purchase Warrant, dated as of January 24, 2000, issued to the investors listed on Schedule 1 attached thereto.

    10.4  Registration Rights Agreement, dated as of January 17, 2000, between
          Eco Soil Systems, Inc. and the investors signatory thereto.

    10.5  Security Agreement, dated as of January 17, 2000, by and among Eco
          Soil Systems, Inc., Agricultural Supply, Inc., Turf Partners, Inc.,
          Sistemas Y Equipos Agricolas, S.A. de C.V., Agricultural Supply de
          Mexico, S.A. de C.V. and BH Capital Investments, L.P., for itself and in trust, as agent for Excalibur Limited Partnership, Gundyco in trust for RSP 550-98866-19 and MB Capital Partners.

    10.6  Amendment No. 3 to Note and Warrant Purchase Agreement, dated as of
          November 12, 1999 among the Company, Albion Alliance Mezzanine Fund,
          L.P. and Paribas Capital Funding LLC.

    10.7  Amendment No. 4 to Note and Warrant Purchase Agreement, dated as of
          December 21, 1999 among the Company, Albion Alliance Mezzanine Fund,
          L.P. and Paribas Capital Funding LLC.

    10.8  Amendment No. 5 to Note and Warrant Purchase Agreement, dated as of
          January 21, 2000 among the Company, Albion Alliance Mezzanine Fund,
          L.P. and Paribas Capital Funding LLC.

    10.9  Amended and Restated Common Stock Purchase Warrant expiring August 25,
          2005 in favor of Albion Alliance Mezzanine Fund, L.P.

    10.10 Amended and Restated Common Stock Purchase Warrant expiring August 25,
          2005 in favor of Paribas Capital Funding LLC.

    99.1  Press Release, dated January 26, 2000, issued by Eco Soil Systems,
          Inc.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 26, 2000                 Eco Soil Systems, Inc.


                                       By:  /s/ William B. Adams
                                          ------------------------
                                          William B. Adams
                                          Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit No.                                                                               Page
-----------                                                                               ----
     10.1  Convertible Debentures and Warrant Purchase Agreement, dated as of
           January 17, 2000, by and among Eco Soil Systems, Inc., Agricultural
           Supply, Inc., Turf Partners, Inc., Sistemas Y Equipos Agricolas, S.A.
           de C.V., Agricultural Supply de Mexico, S.A. de C.V. and the investors signatory thereto.

     10.2  7% Senior Secured Convertible Debentures, dated as of January
           24, 2000, in favor of the investors listed on Schedule 1 attached thereto.

     10.3 Stock Purchase Warrant, dated as of January 24, 2000, issued to the investors listed on Schedule 1 attached thereto.

     10.4  Registration Rights Agreement, dated as of January 17, 2000, between
           Eco Soil Systems, Inc. and the investors signatory thereto.

     10.5  Security Agreement, dated as of January 17, 2000, by and among Eco
           Soil Systems, Inc., Agricultural Supply, Inc., Turf Partners, Inc.,
           Sistemas Y Equipos Agricolas, S.A. de C.V., Agricultural Supply de
           Mexico, S.A. de C.V. and BH Capital Investments, L.P., for itself and in trust, as agent for Excalibur Limited Partnership, Gundyco in trust for RSP 550-98866-19 and MB Capital Partners.

     10.6 Amendment No. 3 to Note and Warrant Purchase Agreement, dated as of November 12, 1999 among the Company, Albion Alliance Mezzanine
           Fund, L.P. and Paribas Capital Funding LLC.

     10.7  Amendment No. 4 to Note and Warrant Purchase Agreement, dated as of
           December 21, 1999 among the Company, Albion Alliance Mezzanine Fund,
           L.P. and Paribas Capital Funding LLC.

     10.8  Amendment No. 5 to Note and Warrant Purchase Agreement, dated as of
           January 21, 2000 among the Company, Albion Alliance Mezzanine Fund,
           L.P. and Paribas Capital Funding LLC.

     10.9  Amended and Restated Common Stock Purchase Warrant expiring August 25,
           2005 in favor of Albion Alliance Mezzanine Fund, L.P.

     10.10 Amended and Restated Common Stock Purchase Warrant expiring August 25,
           2005 in favor of Paribas Capital Funding LLC.

     99.1  Press Release, dated January 26, 2000, issued by Eco Soil Systems, Inc.



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